UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2004

Hythiam, Inc.
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        (Exact name of registrant as specified in its charter)

Delaware --------------- (State or other jurisdiction of incorporation)	333-58246 --------------- (Commission File Number)	88-0464853 --------------- (IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025
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        (Address of principal executive offices, Zip Code)

(310) 444-4300
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        (Telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

            Written  communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act
               (17 CFR 240.24d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
               (17 CFR 240.23e-4(c))

ITEM 1.01      Entry into a Material Definitive Agreement

        On October 8, 2004, Hythiam, Inc. (the “Company”) entered into a five-year technology license and administrative services agreement (the “Agreement”) with Addiction Recovery Services, LLC (“ARS”) to offer the Company’s HANDS™ treatment protocols for substance abuse in drug courts throughout the state of Louisiana. The Agreement provides for the Company to license its proprietary treatment technology to ARS, and for ARS to sublicense the technology to managed hospitals and other facilities for treatment of patients using the licensed technology. The Agreement grants ARS a five-year exclusive license in Southern Louisiana and a first right of refusal for ARS to provide services throughout the state of Louisiana under certain conditions.

        Under the terms of the Agreement, the Company will provide to ARS licensed technology and administrative services, including intellectual property, data collection and reports, marketing services and aftercare services related to the Company’s proprietary treatment protocols for addictions to alcohol, cocaine, methamphetamine and other addictive stimulants. Fees for services provided are set based on an annual basis (with volume-adjusted thresholds) for patients covered or reimbursed by drug courts and other governmental payer sources, and on a per-patient fee schedule for private pay patients. The Agreement also provides for the Company to provide ARS with a line of credit, with terms to be negotiated in good faith.

        Prior to execution of the Agreement, the Company agreed to pay a total of $10,000 in consulting fees to Dr. Anne Davis, the President of ARS. There is no other relationship between the Company or its affiliates and any of the parties to the Agreement other than in respect of the Agreement.

ITEM 7.01       Regulation FD Disclosure

        On October 11, 2004, Hythiam, Inc. issued a press release announcing that the company has licensed its proprietary HANDS Treatment Protocol™ to ARS. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01      Financial Statements and Exhibits

         (c) Exhibits

         99.1     Press release dated October 11, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 11, 2004	HYTHIAM, INC. By: /S/ CHUCK TIMPE ———————————————————— Chuck Timpe Chief Financial Officer